UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 6, 2012

Date of earliest event reported: December 6, 2012

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

MRC Global Inc. (“MRC”) executive management will make a presentation on December 6, 2012 to attendees of the Barclays SelectSeries 2012 Industrial Distribution Forum regarding, among other things, MRC’s operations and performance. A copy of the materials to be used at the presentation (the “Presentation Materials”) is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Presentation Materials, possibly with modifications, will also be used from time to time after December 6, 2012 in presentations about MRC’s operations and performance to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in MRC and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of MRC’s filings with the Securities and Exchange Commission and other public announcements that MRC may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While MRC may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC specifically disclaims any obligation to do so. The Presentation Materials will also be posted in the Investor Relations section of MRC’s website, http://www.mrcpvf.com for 90 days.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in the Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation Materials, dated December 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2012

MRC GLOBAL INC.

By:	/s/ James E. Braun
James E. Braun
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Presentation Materials, dated December 6, 2012

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